Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BJ’s Wholesale Club, Inc. (the “Company”) for the period ended November 3, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Herbert J Zarkin, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the undersigned’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 4, 2007	/s/ HERBERT J ZARKIN
Herbert J Zarkin
Chairman of the Board
President
Chief Executive Officer